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                                                          [FORM OF PROXY]

                                                          UBARTER.COM INC.

                               PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS ____________________, 2000

                                   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Steven M. White and Richard L. Mayer, and each of them, with full power to appoint a substitute, to vote all shares the undersigned is entitled to vote at the Special Meeting of Stockholders of Ubarter.com Inc. to
be held on _________________________, 2000, and at all adjournments thereof, as specified below on the matters referred to, and, in their discretion, upon any other matters which may be brought before the meeting:

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THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.   Please mark
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.                                      your votes as    /X/
                                                                                                            indicated in
                                                                                                            this example

                                        FOR      AGAINST
                                        THE       THE
                                       MERGER    MERGER   ABSTAIN                                         FOR    AGAINST   ABSTAIN
1.   To approve the Agreement and       / /       / /       / /        2.   To vote with discretionary    / /      / /       / /
     Plan of Merger dated                                                   authority on any other
     January 20, 2000 among                                                 business as may properly
     Ubarter.com Inc., ShopNow.com                                          be presented at the meeting.
     Inc. and ShopNow Acquisition,
     Inc.


                                                                       This Proxy, when properly executed, will be voted in the
                                                                       manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Item 1.

                                                                       When shares are held by joint tenants, both should sign.
                                                                       When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a
                                                                       corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.


Signature(s)__________________________________________________________________________  Dated_______________________________, 2000
PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

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